Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Flanders Corporation (the “Company”), on Form 10-K for the year ended December 31, 2007, we hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          1.          The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.          The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2008

/s/Robert Amerson

Robert Amerson
Chief Executive Officer / (Principal Executive Officer)

/s/Cully Bohush

Cully Bohush
Chief Accounting Officer / (Principal Accounting Officer)